6-1162-DLJ-891R3                                    Exhibit 10.7

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:           Letter Agreement No. 6-1162-DLJ-891R3
                   to Purchase Agreement No. 1670 -
                   [*CONFIDENTIAL MATERIAL OMITTED AND FILED
                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT]


Gentlemen:

Reference is made to Purchase Agreement No. 1670 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing), United Air Lines, Inc. (United) and United Worldwide Corporation (Worldwide), relating to the sale by Boeing and the purchase by United and Worldwide (collectively the Buyer) of thirty-three (33) Model 747-422 aircraft (hereinafter referred to as the Aircraft).

Further reference is made to Letter Agreement 1670-5 dated as of even date herewith to the Purchase Agreement relating to the granting of options to purchase thirty (30) Model 747-422 option aircraft (the Option Aircraft).

This letter, when accepted by Buyer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670                S/A 8
K/UAL

United Air Lines, Inc.
6-1162-DLJ-891R3  Page 2



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          In consideration of Buyer's purchase of thirty-four
(34) Model 777 aircraft under Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          In consideration of Buyer's purchase of thirty-four
(34) Model 777 aircraft under Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     Escalation of Credit Memoranda.
     ------------------------------

     The actual amount of the credit memoranda to be provided pursuant to paragraph 1 above shall be determined by escalating the base amount of such credit by application of the airframe escalation provisions described in Exhibit D of the Purchase Agreement and Attachment A to Letter Agreement 1670-5 or such Airframe escalation provisions as are applicable to the Option Aircraft, as such credits are applicable to the Firm Aircraft or Option Aircraft for which such respective credit is issued.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



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K/UAL

United Air Lines, Inc.
6-1162-DLJ-891R3  Page 3



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]




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United Air Lines, Inc.
6-1162-DLJ-891R3  Page 4


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is paid in full at a fluctuating rate per annum equal to one percent (1%) plus the rate of interest announced publicly by Citibank, N.A., New York as its base rate, from time to time, as such bank's base rate may change, each change in such fluctuating rate to take place simultaneously with the corresponding change in such base rate, calculated on the basis of a year of 365/366 days for the actual number of days elapsed. If Boeing elects option (ii) above, Buyer shall pay to Boeing [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and interest due thereon, on the date of delivery of each Aircraft to which [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing shall issue a credit memorandum to Buyer in the amount equal to the accrued interest on deferred advance payments [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     Program Changes.
     ---------------

     Article 7.2 entitled Program Changes of the Purchase
Agreement is hereby deleted in its entirety.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1670                S/A 8
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United Air Lines, Inc.
6-1162-DLJ-891R3  Page 5

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     Changes to Performance Guarantees.
     ---------------------------------

     Boeing may adjust, change or modify performance guarantees set forth in Letter Agreement 6-1162-DLJ-860 without Buyer's consent with respect to the Aircraft referred to in Article 2, as specifically permitted by Letter Agreement 6-1162-DLJ-860 and by
Article 7.2 as modified by paragraph 7 of this Letter Agreement; [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670                S/A 8
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United Air Lines, Inc.
6-1162-DLJ-891R3  Page 6



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



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United Air Lines, Inc.
6-1162-DLJ-891R3  Page 7

12.  Non-Disclosure.
     --------------

     The parties understand that certain commercial and financial information contained in this letter agreement is considered as privileged and confidential. The parties agree that they will treat such information as privileged and confidential and will not, without prior written consent of the other party, disclose such information to any other person except as may be required by
(i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of
Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, the parties shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as they would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /s/ M. Monica Fix
   -----------------
Its Attorney in Fact


ACCEPTED AND AGREED TO this
Date: May 30, 1996

UNITED AIR LINES, INC.


By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    Chief Financial Officer


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